Exhibit 99.1

Aon to acquire NFP, a leading middle-market provider of risk, benefits, wealth and retirement plan advisory solutions

•	Expands Aon’s presence in large and fast-growing middle-market segment, with opportunity to enhance distribution through the firm’s Aon Business Services platform to deliver more value to clients

•	Brings together two cultures with a shared commitment to client excellence, colleague opportunity and a one-firm mindset

•	NFP will operate as an independent but connected platform, going to market as “NFP, an Aon company”

•	Purchase price estimated to be $13.4B at the time of close, representing a ~15x multiple on seller-adjusted estimated EBITDA at closing

•	Drives EPS accretion over the long-term and contributes to strong combined free cash flow profile from ongoing strong revenue growth

DUBLIN, 20 December 2023 – Aon plc (NYSE: AON), a leading global professional services firm, today announced the signing of a definitive agreement to acquire NFP, a leading middle market property and casualty broker, benefits consultant, wealth manager and retirement plan advisor, from funds affiliated with NFP’s main capital sponsor, Madison Dearborn Partners (MDP), and funds affiliated with HPS Investment Partners. Under the terms of the transaction, Aon will acquire NFP for a total consideration estimated to be $13.4B at the time of close, which will be funded by $7B of cash and $6.4B of Aon stock.

The acquisition of NFP expands Aon’s presence in the large and fast-growing middle-market segment, with capabilities across risk, benefits, wealth and retirement plan advisory. The firm’s Aon United strategy, Aon Business Services operating platform and investments in advanced analytics have driven a long-term track record of results and the acquisition will enable the combined firms to efficiently deliver content and capabilities to the middle-market segment. Doug Hammond, chairman and CEO of NFP, will continue to lead the business as an independent but connected platform within Aon, reporting to Eric Andersen, president of Aon.

“We have continually evolved our leading capabilities to better serve our clients’ growing needs amidst increasing volatility across the marketplace,” said Greg Case, CEO of Aon. “The acquisition will advance our relevance to clients, create opportunities for our colleagues and further strengthen our shared cultural values. Doug and NFP have built an exceptional team, with a complementary one-firm mindset, and we expect to both learn from their entrepreneurial culture and share with them the depth and breadth of our capabilities to create more value for clients, colleagues and shareholders.”

NFP is a leader in property and casualty brokerage, benefits consulting, wealth management and retirement plan consulting for middle-market clients with more than 7,700 colleagues. Through strong local relationships and a people-first approach focused on well-being, belonging and impact, NFP helps companies and individuals address their most significant risk, workforce, wealth management and retirement challenges. NFP, which was founded in 1999 and is privately held, sees Aon as an ideal partner for growth and serving the dynamic needs of clients.

“This is an exciting milestone in NFP’s evolution that reflects the tremendous quality of the business we’ve built and the exceptional people who drive our success,” said Hammond. “Aon is an industry leader in delivering Risk Capital and Human Capital capabilities and this acquisition is compelling for many reasons. Our clients will benefit from Aon’s global resources and distribution, while our people will have more opportunities to accelerate the growth of NFP. With aligned values and capabilities across different-sized market segments, we look forward to working with the Aon team to elevate performance and make the transaction successful for everyone involved.”

“NFP has one of the most high-performing leadership teams and cultures that I’ve come across in the marketplace in my 30-plus years in the business,” said Andersen. “NFP’s team shares our one-firm mindset and commitments to client excellence and growth, and I’m looking forward to working with Doug and all the colleagues at NFP when they join our firm as an Aon company.”

“NFP has exceeded our expectations in every way over the past decade and is well positioned for more growth and impact as part of Aon,” said Vahe A. Dombalagian, a member of the NFP board and managing director and financial services team co-head for MDP. “NFP’s diversified business, exceptional culture, and consultative approach to helping clients will be an outstanding addition to Aon. MDP is grateful to Scot French and HPS for their partnership as well as Doug, NFP’s management team and colleagues for the value they’ve created and we believe will create in the future as an Aon company.”

“NFP has done an outstanding job of scaling the platform while maintaining a steadfast focus on serving its clients,” said Scot French, a member of the NFP board and governing partner at HPS Investment Partners. “We believe NFP’s differentiated business model and commitment to clients will be highly complementary with Aon’s platform. We thank Doug and the NFP team, as well as Vahe and MDP, for the extraordinary partnership over the past seven years.”

Closing of the transaction is subject to customary conditions, including regulatory approvals, and is expected to occur in mid-2024. However, financial metrics are calculated conservatively based on a June 30, 2025, closing date. Aon and NFP will continue to operate independently until the closing date.

Shareholder Value Creation and Financial Terms

The transaction is expected to generate more than $2.8 billion in value creation from the capitalized value of expected pre-tax synergies and capital structure, net of ~$400 million in expected one-time transaction and integration costs. The transaction is expected to be dilutive to adjusted EPS in 2025, breakeven in 2026, and accretive in 2027 and beyond, with positive impacts to free cash flow beginning in 2026.

The transaction is another step in Aon’s ongoing Aon United strategy and follows the recently announced restructuring charge of ~$900 million, which is expected to drive ~$350 million in annual, run-rate savings by the end of 2026. Aon maintains an ongoing commitment to long-term financial goals of mid-single or greater organic revenue growth, adjusted operating margin expansion and double-digit free cash flow.

Conference Call, Presentation Slides and Webcast Details

The Company will host a conference call on Wednesday, December 20, 2023, at 7:30 a.m., central time. Interested parties can listen to the conference call via a live audio webcast and view the presentation slides at www.aon.com.

Advisors

UBS Investment Bank served as the exclusive financial advisor to Aon on the transaction. Citi served as a financial advisor and is advising Aon on the transaction financing. Cravath, Swaine & Moore LLP and McDermott Will & Emery LLP acted as external legal counsel to Aon. Evercore acted as lead financial advisor with support from BofA Securities, Inc., Deutsche Bank Securities Inc., Jefferies LLC and TD Securities to NFP, Skadden, Arps, Slate, Meagher & Flom LLP and Ropes & Gray LLP acted as external legal counsel to NFP, and Paul, Weiss, Rifkind, Wharton & Garrison LLP acted as external legal counsel to NFP’s capital sponsors.

ENDS

About Aon

Aon plc (NYSE: AON) exists to shape decisions for the better — to protect and enrich the lives of people around the world. Our colleagues provide our clients in over 120 countries and sovereignties with advice and solutions that give them the clarity and confidence to make better decisions to protect and grow their business.

Follow Aon on LinkedIn, Twitter, Facebook and Instagram. Stay up-to-date by visiting the Aon Newsroom and sign up for News Alerts here.

About NFP

NFP is a leading property and casualty broker, benefits consultant, wealth manager, and retirement plan advisor that provides solutions enabling client success through the expertise of over 7,700 global employees, investments in innovative technologies, and enduring relationships with highly rated insurers, vendors, and financial institutions. NFP is the 9th best place to work for large employers in insurance, 7th largest privately-owned broker, 7th largest benefits broker by global revenue and 13th largest broker of US business (all rankings according to Business Insurance).

Visit NFP.com to discover how NFP empowers clients to meet their goals.

About Madison Dearborn Partners

Madison Dearborn Partners, LLC (“MDP”) is a leading private equity investment firm based in Chicago. Since MDP’s formation in 1992, the firm has raised aggregate capital of more than $31 billion and has completed over 160 platform investments. MDP invests across five dedicated industry verticals, including financial services; basic industries; health care; technology and government solutions; and telecom, media and technology services. For more information, please visit www.mdcp.com.

About HPS Investment Partners

HPS Investment Partners, LLC is a leading global, credit-focused alternative investment firm that seeks to provide creative capital solutions and generate attractive risk-adjusted returns for our clients. We manage various strategies across the capital structure, including privately negotiated senior debt; privately negotiated junior capital solutions in debt, preferred and equity formats; liquid credit including syndicated leveraged loans, collateralized loan obligations and high yield bonds; asset-based finance and real estate. The scale and breadth of our platform offers the flexibility to invest in companies large and small, through standard or customized solutions. At our core, we share a common thread of intellectual rigor and discipline that enables us to create value for our clients, who have entrusted us with approximately $107 billion of assets under management as of December 2023. For more information, please visit www.hpspartners.com.

Investor Contact

Aon

Leslie Follmer

+1 312-381-3310

investor.relations@aon.com

Media Contacts

Aon

mediainquiries@aon.com

Toll-free (U.S., Canada and Puerto Rico): +1 833 751 8114

International: +1 312 381 3024

NFP

Josh Wozman

josh.wozman@nfp.com

415.318.6441

Safe Harbor Statement

This communication contains certain statements related to future results, or states Aon’s intentions, beliefs and expectations or predictions for the future, all of which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. These forward-looking statements include information about possible or assumed future results of Aon’s operations. All statements, other than statements of historical facts, that address activities, events or developments that Aon expects or anticipates may occur in the future, including, without limitation, statements about the benefits of the proposed acquisition, including future financial and operating results and synergies, Aon’s, NFP’s and the combined firm’s plans, objectives, expectations and intentions, and the expected timing of the completion of the proposed acquisition, are forward-looking statements. Also, when Aon uses words such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “forecast”, “intend”, “looking forward”, “may”, “might”, “plan”, “potential”, “opportunity”, “commit”, “probably”, “project”, “should”, “will”, “would” or similar expressions, it is making forward-looking statements.

The following factors, among others, could cause actual results to differ materially from those set forth in or anticipated by the forward looking statements: the possibility that the proposed acquisition will not be consummated, failure to obtain necessary regulatory approvals or to satisfy any of the other conditions to the proposed acquisition, adverse effects on the market price of Aon’s securities and on Aon’s operating results for any reason, including, without limitation, because of the failure to consummate the proposed acquisition, the failure to realize the expected benefits of the proposed acquisition (including anticipated revenue and growth synergies), the failure to effectively integrate the combined companies following consummation of the proposed acquisition, negative effects of an announcement of the proposed acquisition, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business acquisitions or disposals, or any announcement relating to the consummation of or failure to consummate the proposed acquisition on the market price of Aon’s securities, significant transaction and integration costs or difficulties in connection with the proposed acquisition and/or unknown or inestimable liabilities, potential litigation associated with the proposed acquisition, the potential impact of the announcement or consummation of the proposed acquisition on relationships, including with suppliers, customers, employees and regulators, and general economic, business and political conditions (including any epidemic, pandemic or disease outbreak) that affect the combined companies following the consummation of the proposed acquisition.

Any or all of Aon’s forward-looking statements may turn out to be inaccurate, and there are no guarantees about Aon’s performance. The factors identified above are not exhaustive. Aon and its subsidiaries operate in a dynamic business environment in which new risks may emerge frequently. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the dates on which they are made. In addition, results for prior periods are not necessarily indicative of results that may be expected for any future period. Further information concerning Aon and its businesses, including factors that potentially could materially affect Aon’s financial results, is contained in Aon’s filings with the SEC. See Aon’s Annual Report on Form 10-K for the year ended December 31, 2022 and additional documents filed by Aon with the SEC for a further discussion of these and other risks and uncertainties applicable to Aon and its businesses. These factors may be revised or supplemented in subsequent reports filed with the SEC. Any forward-looking statements in this communication are based upon information available as of the date of this communication which, while believed to be true when made, may ultimately prove to be incorrect. Aon is not under, and expressly disclaims, any obligation to update or alter any forward-looking statement that it may make from time to time, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Explanation of Non-GAAP Measures

This communication includes supplemental information not calculated in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”), including organic revenue growth, free cash flow, adjusted operating margin, and adjusted earnings per share that exclude the effects of intangible asset amortization and impairment, pension settlements, Accelerating Aon United Program expenses, capital expenditures, and certain other noteworthy items that affected results for the comparable periods. Organic revenue growth includes the impact of intercompany activity and excludes foreign exchange rate changes, acquisitions, divestitures, transfers between revenue lines, fiduciary investment income, and gains or losses on derivatives accounted for as hedges. Free cash flow is cash flows from operating activity less capital expenditures. Management believes that these measures are important to make meaningful period-to-period comparisons and that this supplemental information is helpful to investors. Management also uses these measures to assess operating performance and performance for compensation. Non-GAAP measures should be viewed in addition to, not in lieu of, Aon’s Consolidated Financial Statements. Industry peers provide similar supplemental information regarding their performance, although they may not make identical adjustments.